UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2007
Date of Report (Date of earliest event reported)

PENGRAM CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52626	68-0643436
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1200 Dupont Street, Suite 2J
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 255-3436
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Amendment to the Current Report on Form 8-K, originally filed by Pengram Corporation (the “Company”) on October 30, 2007, is being filed in order to expand the disclosure made therein in accordance with Item 304(a) of Regulation S-B.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01        CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 24, 2007, Pengram Corporation (the “Company”) received notice that Telford Sadovnick, P.L.L.C. (“Telford Sadovnick”), its independent public accountants, resigned as the Company’s auditors.

Telford Sadovnick stated that they were resigning as the Company’s independent auditor due to the fact that Telford Sadovnick had withdrawn its registration with the Public Company Accountability Oversight Board (“PCAOB”) and is no longer able to audit US issuers. The Company’s Board of Directors is currently seeking to engage another independent registered public accounting firm as their auditors.

Telford Sadovnick’s report on the financial statements of the Company for the period from April 28, 2006 (inception) to November 30, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern.

During the period from April 28, 2006 (inception) to November 30, 2006 and any subsequent interim period up to and including the date of resignation, there were no disagreements between the Company and Telford Sadovnick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Telford Sadovnick, would have caused them to make reference to the subject matter of the disagreement in connection with their report for the financial statements for the past year and any subsequent interim period up to and including the date of Telford Sadovnick’s resignation.

The Company requested Telford Sadovnick to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the disclosures herein. A copy of Telford Sadovnick’s letter is attached as an exhibit to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of Telford Sadovnick, P.L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENGRAM CORPORATION

Date: November 15, 2007
	By:	/s/ Bernie J. Hoing

BERNIE J. HOING
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer